                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  October 19, 2000
                                                ------------------




                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)




           Delaware                    0-12255                 48-0948788
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(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)




   10990 Roe Avenue, P. O. Box 7563, Overland Park, Kansas          66207
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          (Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code   (913) 696-6100
                                                   -------------------




                                   No Changes.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

Yellow Corporation's third quarter 2000 earnings release through PR Newswire contained a typographical error (transposition) in the amount disclosed as Total Operating Expenses on the Statement of Consolidated Operations for the quarter ended September 30, 2000. The earnings release disclosed total operating expenses (in thousands) of $857,537 and the correct amount of total operating expenses (in thousands) should have read $875,537. Attached is a revised Statement of Consolidated Operations.


Yellow Corporation is a holding company with wholly owned operating subsidiaries specializing in the national, regional and international transportation of goods and materials. Transportation.com is a jointly owned subsidiary providing an Internet transportation marketplace for information-rich products and services targeted to shippers, carriers and private fleet operators. Headquartered in Overland Park, Kansas, Yellow employs approximately 32,000 people.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  YELLOW CORPORATION
                                           ----------------------------------
                                                     (Registrant)

Date:    October 19, 2000                      /s/ H. A. Trucksess, III
     -------------------------             ----------------------------------
                                                   H. A. Trucksess, III
                                           President Regional Carrier Group and
                                           Interim Chief Financial Officer






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                      STATEMENTS OF CONSOLIDATED OPERATIONS
                       Yellow Corporation and Subsidiaries
        For the Quarter and Nine Months Ended September 30, 2000 and 1999
                  (Amounts in thousands except per share data)
                                   (Unaudited)

                                                                      Third Quarter                          Nine Months
                                                         --------------------------          ---------------------------
                                                              2000             1999                2000             1999
                                                         ---------        ---------          ----------       ----------
OPERATING REVENUE                                        $ 918,898        $ 860,983          $2,705,150       $2,344,537
                                                         ---------        ---------          ----------       ----------
OPERATING EXPENSES:
   Salaries, wages and benefits                            564,569          541,427           1,674,782        1,500,088
   Operating expenses and supplies                         143,636          126,456             420,706          354,394
   Operating taxes and licenses                             27,513           26,375              83,965           72,901
   Claims and insurance                                     20,332           19,111              60,928           52,606
   Depreciation and amortization                            32,062           29,683              95,179           79,241
   Purchased transportation                                 87,425           84,039             254,939          215,384
                                                         ---------        ---------          ----------       ----------
        Total operating expenses                           875,537          827,091           2,590,499        2,274,614
                                                         ---------        ---------          ----------       ----------
INCOME FROM OPERATIONS                                      43,361           33,892             114,651           69,923
                                                         ---------        ---------          ----------       ----------
NONOPERATING (INCOME) EXPENSES:
   Interest expense                                          5,126            4,544              15,071           10,295
   Other, net                                                3,720            1,662               6,627            1,629
                                                         ---------        ---------          ----------       ----------
        Nonoperating expenses, net                           8,846            6,206              21,698           11,924
                                                         ---------        ---------          ----------       ----------
INCOME BEFORE INCOME TAXES                                  34,514           27,686              92,953           57,999

INCOME TAX PROVISION                                        14,961           11,775              39,412           24,355
                                                         ---------        ---------          ----------       ----------
NET INCOME                                               $  19,553        $  15,911          $   53,541       $   33,644
                                                         =========        =========          ==========       ==========
AVERAGE SHARES OUTSTANDING-BASIC                            24,427           24,866              24,949           25,042
                                                         =========        =========          ==========       ==========
AVERAGE SHARES OUTSTANDING-DILUTED                          24,503           25,009              25,075           25,211
                                                         =========        =========          ==========       ==========
BASIC EARNINGS PER SHARE                                 $     .80        $     .64          $     2.15       $     1.34

DILUTED EARNINGS PER SHARE                               $     .80        $     .64          $     2.14       $     1.33